Exhibit 10.25

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF WYOMING	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTIES OF LARAMIE AND GOSHEN	§
§

Energy & Exploration Partners, LLC whose address is P.O. Box 471428, Fort Worth, Texas 76147-1376, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214;

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Laramie and Goshen Counties, Wyoming.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR ENERGY & EXPLORATION PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Hunt Pettit
Hunt Pettit, President

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this 20 of August, 2012 by Hunt Pettit, President of Energy & Exploration Partners, LLC, a Delaware limited liability company, on behalf of said company.

[SEAL]	/s/ Carey C. Hewitt
Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

EXHIBIT A

							Assignee ORRI (2)
STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Ronald L. & Helga E. Cook	ENEXP	1/31/2011	810	16	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	TNT Farms, Inc. c/o Debra Wilson	ENEXP	1/31/2011	810	15	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Robert S. & Christi L. Shields	ENEXP	3/31/2011	813	114	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Timothy Rex & Kathleen Trumball	ENEXP	2/22/2011	811	117	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Donald L. & Barbara R. Hill	ENEXP	6/20/2011	818	142	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Susan K. Bryant	ENEXP	3/29/2011	813	93	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Patricia Cooper	ENEXP	3/29/2011	813	92	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Elizabeth Jane Newell	ENEXP	3/29/2011	813	94	0.566040%	0.377360%	0.009430%	0.023590%	0.023580%
WY	Goshen	Rachel M. Schreiner Trust	ENEXP	6/20/2011	818	143	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	State of Wyoming #10-00728	ENEXP	3/29/2011	813	91	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Bureau of Land Management #179686	ENEXP	3/29/2011	813	88	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179691	ENEXP	3/29/2011	813	89	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179692	ENEXP	3/29/2011	813	90	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Bureau of Land Management #179694	ENEXP	6/22/2011	818	158	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Gene & Karen Wolfe	ENEXP	2/22/2011	811	114	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Rodney & Robbin Nipper	ENEXP	2/22/2011	811	115	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Richard & Laura Young	ENEXP	2/22/2011	811	116	0.283020%	0.188680%	0.004715%	0.011795%	0.011790%
WY	Goshen	Bob and Mary Sue Van Newkirk	ENEXP	3/31/2011	813	113	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Brent and Cindy Medford	ENEXP	4/13/2011	814	122	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Terry & Julianne Rogers	ENEXP	10/24/2011	824	66	0.452832%	0.301888%	0.007544%	0.018872%	0.018864%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Joel & Marilyn Miskimins	ENEXP	3/31/2011	813	112	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gwendolyn B. Miskimins	ENEXP	3/31/2011	813	111	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Susan L. Sorrick	ENEXP	3/29/2011	813	95	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Joan F. Beien	ENEXP	3/21/2011	812	199	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Roland I. Schwindt	ENEXP	5/20/2011	816	204	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Theodore & Georgia Whitaker	ENEXP	9/20/2011	822	195	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Rodney & Lori Weyrich	ENEXP	5/17/2011	816	165	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	James Allan Johnston	ENEXP	7/5/2011	819	65	0.679248%	0.452832%	0.011316%	0.028308%	0.028296%
WY	Goshen	St. Joseph’s Childrens Home	ENEXP	5/2/2011	815	160	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Dudley D. Hatterman	ENEXP	4/20/2011	815	76	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Tom A. & Verna R. Scott	ENEXP	7/5/2011	819	66	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Steven N. Smith & Marion N. Smith, Trustee’s	ENEXP	6/20/2011	818	141	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	Steven G. Shaddock	ENEXP	6/21/2011	818	147	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	George G. Vaught, Jr.	ENEXP	6/21/2011	818	148	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	McCulliss Resources Co.	ENEXP	6/21/2011	818	149	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Brent C. Kaufman	ENEXP	11/8/2011	825	97	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	John L. & Donna R. Bath	ENEXP	12/9/2011	826	149	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Fred L. & Delores Reichert	ENEXP	7/18/2011	819	188	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%

EXHIBIT A

STATE	COUNTY	LESSOR	LESSEE (1)	RECORDING DATE	VOLUME (Reception#)	PAGE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
WY	Goshen	Larry L. & Deidre Anderson	ENEXP	6/20/2011	818	140	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Travis Evans	ENEXP	7/11/2011	819	134	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	John D. Somsen, Jr.	ENEXP	6/1/2011	817	129	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Goshen	John W. & Rosanna Harris	ENEXP	8/8/2011	820	169	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gary L. Sims, Iris K. Sims	ENEXP	8/16/2011	821	69	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%
WY	Goshen	Gerald A. Stephenson and Mary Ann Stephenson Family Living Trust, Gerald A. Stephenson, Trustee	ENEXP	6/27/2011	819	6	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Mary Ann Stephenson	ENEXP	6/27/2011	819	5	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Goshen	Town of Yoder	ENEXP	1/4/2012	828	61	0.452832%	0.301888%	0.007544%	0.018872%	0.018864%
WY	Laramie	Dale & Darlene Bowman	ENEXP	1/10/2011	2202	1122	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Robert T & Genevieve G. Scott	ENEXP	12/14/2010	2198	635	0.226416%	0.150944%	0.003772%	0.009436%	0.009432%
WY	Laramie	State of Wyoming #10-00725	ENEXP	5/11/2011	2219	1132	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	State of Wyoming #10-00726	ENEXP	5/11/2011	2219	1136	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	State of Wyoming #10-00727	ENEXP	5/11/2011	2219	1134	0.377360%	0.251573%	0.006287%	0.015727%	0.015720%
WY	Laramie	Bureau of Land Management #179752	ENEXP	5/11/2011	2219	1128	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	B. Clinton & Shari L. Farrar	ENEXP	2/3/2011	2206	913	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Marilyn E. Luman and Merril J. Luman	ENEXP	2/23/2011	2208	1504	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Butler Farms	ENEXP	5/27/2011	2221	1134	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Jody Lynn Clark (aka Jody Lynn Cole)(Add’l per Laycock Duhig)	ENEXP	6/1/2011	2222	162	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Janet Stahla	ENEXP	TBD	TBD	TBD	0.849060%	0.566040%	0.014145%	0.035385%	0.035370%
WY	Laramie	Bonnie J. Kester	ENEXP	11/21/2011	2246	470	0.141510%	0.094340%	0.002357%	0.005897%	0.005895%